UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	1-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

41324 Christy Street, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 657-2635
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  -  Financial Information

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    Digital Power Corporation announced its results for the fourth quarter and the year ended December 31, 2007, on the press release attached as Exhibit 99.

Section 9  -  Financial Statements and Exhibits

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description

99	Press release dated March 18, 2008, titled"Digital Power Reports Financial Results for the Fourth Quarter and the Year Ended December 31, 2007"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION, a California Corporation

Dated: March 19, 2008	/s/ Uri Friedlander
Uri Friedlander,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press release dated March 18, 2008, titled"Digital Power Reports Financial Results for the Fourth Quarter and the Year Ended December 31, 2007"